                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and any amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Norman R. Augustine                                      July 20, 2000
---------------------
    Norman R. Augustine
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Marcus C. Bennett                                         July 20, 2000
---------------------
    Marcus C. Bennett
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Lynn V. Cheney                                   July 20, 2000
------------------
    Lynn V. Cheney
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Vance D. Coffman                                          July 20, 2000
--------------------
    Vance D. Coffman
    Chairman, Chief Executive Officer and President

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James F. Gibbons                                          July 20, 2000
--------------------
    James F. Gibbons
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Edward E. Hood, Jr.                                       July 20, 2000
-----------------------
    Edward E. Hood, Jr.
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Louis R. Hughes                                           July 20, 2000
-------------------
    Louis R. Hughes
    President and Chief Operating Officer

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Caleb B. Hurtt                                   July 20, 2000
------------------
    Caleb B. Hurtt
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Gwendolyn S. King                                         July 20, 2000
---------------------
    Gwendolyn S. King
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Eugene F. Murphy                                          July 20, 2000
--------------------
    Eugene F. Murphy
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Frank Savage                                     July 20, 2000
----------------
    Frank Savage
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ James R. Ukropina                                         July 20, 2000
---------------------
    James R. Ukropina
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Douglas C. Yearley                                        July 20, 2000
----------------------
    Douglas C. Yearley
    Director

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Robert J. Stevens                                         July 20, 2000
---------------------
    Robert J. Stevens
    Executive Vice President
    and Chief Financial Officer

                                POWER OF ATTORNEY
                           LOCKHEED MARTIN CORPORATION


         The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-3 for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") to be issued under Lockheed Martin Dividend Reinvestment Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Christopher E. Kubasik                                        July 20, 2000
--------------------------
    Christopher E. Kubasik
    Vice President and Controller